UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 31, 2015

Roomlinx, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Continental Plaza - 6th Floor
433 Hackensack Avenue
Hackensack, New Jersey 07601
                                            (201) 968-9797
(Address of Principal Executive Offices)  (Zip Code)

                                      (201) 968-9797
(Registrant's Telephone Number, Including Area Code)

                                                  N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      Entry into a Material Definitive Agreement

On July 31, 2015, certain wholly owned subsidiaries of Roomlinx, Inc. (the “Company”) identified below entered into the following agreements in connection with the conversion of certain equipment leases into secured loans (collectively referenced as the “NFS Loan Documents”):

•	Lease Schedule Termination and Loan Agreement (the “Termination Agreement”), by and between SignalShare, LLC (“SignalShare”) and NFS Leasing, Inc. (“NFS”);
•	Security Agreement by and between Signal Point Holdings Corp. (“SPHC”) and NFS;
•	Promissory Note issued by SignalShare to NFS in the principal amount of $4,946,212.91 (the “Note”);
•	Corporate Guaranty Agreement by and between SPHC and NFS; and
•	First Amendment to the Security Agreement by and between SignalShare and NFS.

The NFS Loan Documents provided that amounts owed by SignalShare to NFS pursuant to certain equipment leases would be converted into secured debt as evidenced by the Note.  The Note provides for SignalShare to make seventy five consecutive weekly payments of $71,207.24 with a final payment of $18,886.83 due upon maturity of the Note on December 19, 2016 (the “Maturity Date”). The Note is secured by subordinated security interests in all of the assets of SignalShare and SPHC.  The Note is also guaranteed by SPHC.  In addition to the payment obligations under the Note, the Termination Agreement provides that SignalShare will make concurrent weekly payments of $28,792.76 for payments due pursuant to the Master Equipment Lease Number: 2013-218 dated as of March 11, 2013 through the Maturity Date.

In connection with the NFS Loan Documents, the Company issued NFS a Warrant to purchase 1,111,111 shares of Common Stock at an exercise price of $1.80 per share with an exercise period of five years (the “Warrant”).

The foregoing description of the NFS Loan Documents and Warrant is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the NFS Loan Documents and the Warrant, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 and incorporated herein by reference.

ITEM 2.03      Creation of a Direct Obligation

See above with respect to the issuance of the Note.

ITEM 3.02      Unregistered Sales of Equity Security

See above with respect to the issuance of the Warrant.

ITEM 9.01         Financial Statements and Exhibits

 (d)           Exhibits.

Exhibit Number	Description

10.1	Lease Schedule Termination and Loan Agreement, by and between SignalShare and NFS Leasing.

10.2	Security Agreement, by and between SPHC and NFS.

10.3	Promissory Note, issued by SignalShare to NFS in the principal amount of $4,946,212.91.

10.4	Corporate Guaranty Agreement, by and between SPHC and NFS.

10.5	First Amendment to the Security Agreement, by and between SignalShare and NFS.

10.6	Warrant to purchase 1,111,111 shares of Common Stock issued by the Company to NFS.

SIGNATURE PAGE TO FOLLOW

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2015	ROOMLINX, INC.

By: /s/ Aaron Dobrinsky
Name: Aaron Dobrinsky
Title: Chief Executive Officer